Supplemental Information
First Quarter 2016

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Income statement
Net interest income	$9,171	$9,756	$9,471	$10,461	$9,411
Noninterest income	10,341	9,911	11,042	11,495	11,503
Total revenue, net of interest expense	19,512	19,667	20,513	21,956	20,914
Provision for credit losses	997	810	806	780	765
Noninterest expense	14,816	14,010	13,940	13,958	15,827
Income tax expense	1,019	1,511	1,446	2,084	1,225
Net income	2,680	3,336	4,321	5,134	3,097
Preferred stock dividends	457	330	441	330	382
Net income applicable to common shareholders	2,223	3,006	3,880	4,804	2,715
Diluted earnings per common share	0.21	0.28	0.35	0.43	0.25
Average diluted common shares issued and outstanding	11,100,067	11,153,169	11,197,203	11,238,060	11,266,511
Dividends paid per common share	$0.05	$0.05	$0.05	$0.05	$0.05

Performance ratios
Return on average assets	0.50%	0.61%	0.79%	0.96%	0.59%
Return on average common shareholders' equity	3.77	5.08	6.65	8.42	4.88
Return on average tangible common shareholders' equity (1)	5.41	7.32	9.65	12.31	7.19
Return on average tangible shareholders' equity (1)	5.72	7.15	9.43	11.51	7.24

At period end
Book value per share of common stock	$23.12	$22.54	$22.41	$21.91	$21.66
Tangible book value per share of common stock (1)	16.17	15.62	15.50	15.02	14.79
Market price per share of common stock:
Closing price	$13.52	$16.83	$15.58	$17.02	$15.39
High closing price for the period	16.43	17.95	18.45	17.67	17.90
Low closing price for the period	11.16	15.38	15.26	15.41	15.15
Market capitalization	139,427	174,700	162,457	178,231	161,909

Number of financial centers - U.S.	4,689	4,726	4,741	4,789	4,835
Number of branded ATMs - U.S.	16,003	16,038	16,062	15,992	15,903
Full-time equivalent employees	213,183	213,280	215,193	216,679	219,658

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 40-43.)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Net interest income	$9,386	$9,982	$9,697	$10,684	$9,626
Total revenue, net of interest expense	19,727	19,893	20,739	22,179	21,129
Net interest yield	2.05%	2.15%	2.10%	2.37%	2.16%
Efficiency ratio	75.11	70.43	67.22	62.93	74.91

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 40-43.)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Interest income
Loans and leases	$8,260	$8,006	$7,965	$7,951	$7,996
Debt securities	1,204	2,523	1,839	3,070	1,887
Federal funds sold and securities borrowed or purchased under agreements to resell	276	214	275	268	231
Trading account assets	1,179	1,106	1,134	1,074	1,083
Other interest income	776	804	754	742	726
Total interest income	11,695	12,653	11,967	13,105	11,923

Interest expense
Deposits	225	211	214	216	220
Short-term borrowings	614	519	597	686	585
Trading account liabilities	292	272	342	335	394
Long-term debt	1,393	1,895	1,343	1,407	1,313
Total interest expense	2,524	2,897	2,496	2,644	2,512
Net interest income	9,171	9,756	9,471	10,461	9,411

Noninterest income
Card income	1,430	1,578	1,510	1,477	1,394
Service charges	1,837	1,862	1,898	1,857	1,764
Investment and brokerage services	3,182	3,236	3,336	3,387	3,378
Investment banking income	1,153	1,272	1,287	1,526	1,487
Equity investment income (loss)	43	177	(31)	88	27
Trading account profits	1,662	963	1,616	1,647	2,247
Mortgage banking income	433	262	407	1,001	694
Gains on sales of debt securities	226	270	385	168	268
Other income	375	291	634	344	244
Total noninterest income	10,341	9,911	11,042	11,495	11,503
Total revenue, net of interest expense	19,512	19,667	20,513	21,956	20,914

Provision for credit losses	997	810	806	780	765

Noninterest expense
Personnel	8,852	7,535	7,829	7,890	9,614
Occupancy	1,028	1,011	1,028	1,027	1,027
Equipment	463	528	499	500	512
Marketing	419	481	445	445	440
Professional fees	425	676	673	494	421
Amortization of intangibles	187	202	207	212	213
Data processing	838	817	731	715	852
Telecommunications	173	240	210	202	171
Other general operating	2,431	2,520	2,318	2,473	2,577
Total noninterest expense	14,816	14,010	13,940	13,958	15,827
Income before income taxes	3,699	4,847	5,767	7,218	4,322
Income tax expense	1,019	1,511	1,446	2,084	1,225
Net income	$2,680	$3,336	$4,321	$5,134	$3,097
Preferred stock dividends	457	330	441	330	382
Net income applicable to common shareholders	$2,223	$3,006	$3,880	$4,804	$2,715

Per common share information
Earnings	$0.21	$0.29	$0.37	$0.46	$0.26
Diluted earnings	0.21	0.28	0.35	0.43	0.25
Dividends paid	0.05	0.05	0.05	0.05	0.05
Average common shares issued and outstanding	10,339,731	10,399,422	10,444,291	10,488,137	10,518,790
Average diluted common shares issued and outstanding	11,100,067	11,153,169	11,197,203	11,238,060	11,266,511

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Net income	$2,680	$3,336	$4,321	$5,134	$3,097
Other comprehensive income (loss), net-of-tax:
Net change in available-for-sale debt and marketable equity securities	2,891	(1,815)	1,418	(2,537)	1,336
Net change in debit valuation adjustments	127	(18)	187	186	260
Net change in derivatives	24	168	127	246	43
Employee benefit plan adjustments	10	317	27	25	25
Net change in foreign currency translation adjustments	12	(39)	(76)	43	(51)
Other comprehensive income (loss)	3,064	(1,387)	1,683	(2,037)	1,613
Comprehensive income	$5,744	$1,949	$6,004	$3,097	$4,710

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	March 31 2016	December 31 2015	March 31 2015
Assets
Cash and due from banks	$27,781	$31,265	$30,106
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	151,829	128,088	132,437
Cash and cash equivalents	179,610	159,353	162,543
Time deposits placed and other short-term investments	5,891	7,744	7,418
Federal funds sold and securities borrowed or purchased under agreements to resell	221,129	192,482	206,708
Trading account assets	178,987	176,527	186,860
Derivative assets	52,255	49,990	61,331
Debt securities:
Carried at fair value	302,333	322,380	324,174
Held-to-maturity, at cost	97,978	84,625	59,815
Total debt securities	400,311	407,005	383,989
Loans and leases	901,113	896,983	872,750
Allowance for loan and lease losses	(12,069)	(12,234)	(13,676)
Loans and leases, net of allowance	889,044	884,749	859,074
Premises and equipment, net	9,358	9,485	9,833
Mortgage servicing rights	2,631	3,087	3,394
Goodwill	69,761	69,761	69,776
Intangible assets	3,578	3,768	4,391
Loans held-for-sale	6,192	7,453	9,732
Customer and other receivables	56,838	58,312	63,716
Other assets	109,913	114,600	114,780
Total assets	$2,185,498	$2,144,316	$2,143,545

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,876	$6,344	$5,182
Loans and leases	62,045	72,946	89,771
Allowance for loan and lease losses	(1,152)	(1,320)	(1,869)
Loans and leases, net of allowance	60,893	71,626	87,902
Loans held-for-sale	278	284	1,226
All other assets	1,523	1,530	2,953
Total assets of consolidated variable interest entities	$68,570	$79,784	$97,263

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	March 31 2016	December 31 2015	March 31 2015
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$424,319	$422,237	$412,902
Interest-bearing	718,579	703,761	673,431
Deposits in non-U.S. offices:
Noninterest-bearing	11,230	9,916	8,473
Interest-bearing	63,133	61,345	58,362
Total deposits	1,217,261	1,197,259	1,153,168
Federal funds purchased and securities loaned or sold under agreements to repurchase	188,960	174,291	203,758
Trading account liabilities	74,003	66,963	74,791
Derivative liabilities	41,063	38,450	52,234
Short-term borrowings	30,881	28,098	33,270
Accrued expenses and other liabilities (includes $627, $646 and $537 of reserve for unfunded lending commitments)	137,705	146,286	138,278
Long-term debt	232,849	236,764	237,858
Total liabilities	1,922,722	1,888,111	1,893,357
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,851,790, 3,767,790 and 3,767,790 shares	24,342	22,273	22,273
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,312,660,252, 10,380,265,063 and 10,520,400,507 shares	150,774	151,042	153,410
Retained earnings	90,270	88,564	78,438
Accumulated other comprehensive income (loss)	(2,610)	(5,674)	(3,933)
Total shareholders' equity	262,776	256,205	250,188
Total liabilities and shareholders' equity	$2,185,498	$2,144,316	$2,143,545

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$665	$681	$630
Long-term debt	10,857	14,073	13,942
All other liabilities	17	21	123
Total liabilities of consolidated variable interest entities	$11,539	$14,775	$14,695

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3 Transition
	March 31 2016	December 31 2015	September 30 2015	June 30 2015	March 31 2015
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$162,732	$163,026	$161,649	$158,326	$155,438
Tier 1 capital	182,550	180,778	178,830	176,247	173,155
Total capital	223,021	220,676	219,901	217,538	214,481
Risk-weighted assets	1,405,655	1,403,293	1,391,672	1,407,891	1,405,267
Common equity tier 1 capital ratio	11.6%	11.6%	11.6%	11.2%	11.1%
Tier 1 capital ratio	13.0	12.9	12.9	12.5	12.3
Total capital ratio	15.9	15.7	15.8	15.5	15.3

Advanced Approaches (2)
Common equity tier 1 capital	$162,732	$163,026	n/a	n/a	n/a
Tier 1 capital	182,550	180,778	n/a	n/a	n/a
Total capital	213,435	210,912	n/a	n/a	n/a
Risk-weighted assets	1,586,870	1,602,373	n/a	n/a	n/a
Common equity tier 1 capital ratio	10.3%	10.2%	n/a	n/a	n/a
Tier 1 capital ratio	11.5	11.3	n/a	n/a	n/a
Total capital ratio	13.5	13.2	n/a	n/a	n/a

Leverage-based metrics (3)
Adjusted average assets	$2,094,727	$2,103,183	$2,091,628	$2,073,526	$2,059,646
Tier 1 leverage ratio	8.7%	8.6%	8.5%	8.5%	8.4%

Supplementary leverage ratio leverage exposure	$2,686,668	$2,728,423	$2,740,854	$2,731,449	$2,707,984
Supplementary leverage ratio	6.8%	6.6%	6.5%	6.5%	6.4%

Tangible equity ratio (4)	9.0	8.9	8.8	8.6	8.6
Tangible common equity ratio (4)	7.9	7.8	7.8	7.6	7.5

(1)	Regulatory capital ratios are preliminary and reflect the transition provisions of Basel 3.

(2)
Bank of America received approval to begin using the Advanced approaches capital framework to determine risk-based capital requirements in the fourth quarter of 2015. With the approval to exit parallel run, Bank of America is required to report regulatory capital risk-weighted assets and ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is to be used to assess capital adequacy, and was the Advanced approaches at March 31, 2016 and December 31, 2015. Prior to exiting parallel run, we were required to report regulatory capital under the Standardized approach only.

(3)
The numerator of the supplementary leverage ratio and Tier 1 leverage ratio is quarter-end Basel 3 Tier 1 capital reflective of Basel 3 numerator transition provisions. The denominator of supplementary leverage exposure is total leverage exposure based on the daily average of the sum of on-balance sheet exposures less permitted Tier 1 deductions, as well as the simple average of certain off-balance sheet exposures, as of the end of each month in a quarter. Off-balance sheet exposures primarily include undrawn lending commitments, letters of credit, potential future derivative exposures and repo-style transactions.

(4)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 40-43.)

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Regulatory Capital Reconciliations (1, 2, 3)
(Dollars in millions)
	March 31 2016	December 31 2015	September 30 2015	June 30 2015	March 31 2015
Regulatory capital – Basel 3 transition to fully phased-in
Common equity tier 1 capital (transition)	$162,732	$163,026	$161,649	$158,326	$155,438
Deferred tax assets arising from net operating loss and tax credit carryforwards phased in during transition	(3,764)	(5,151)	(5,554)	(5,706)	(6,031)
Accumulated OCI phased in during transition	(117)	(1,917)	(1,018)	(1,884)	(378)
Intangibles phased in during transition	(983)	(1,559)	(1,654)	(1,751)	(1,821)
Defined benefit pension fund assets phased in during transition	(381)	(568)	(470)	(476)	(459)
DVA related to liabilities and derivatives phased in during transition	76	307	228	384	498
Other adjustments and deductions phased in during transition	(54)	(54)	(92)	(587)	(48)
Common equity tier 1 capital (fully phased-in)	$157,509	$154,084	$153,089	$148,306	$147,199

Risk-weighted assets – As reported to Basel 3 (fully phased-in)
Basel 3 Standardized approach risk-weighted assets as reported	$1,405,655	$1,403,293	$1,391,672	$1,407,891	$1,405,267
Changes in risk-weighted assets from reported to fully phased-in	20,103	24,089	22,989	25,460	25,394
Basel 3 Standardized approach risk-weighted assets (fully phased-in)	$1,425,758	$1,427,382	$1,414,661	$1,433,351	$1,430,661

Basel 3 Advanced approaches risk-weighted assets as reported	$1,586,870	$1,602,373	n/a	n/a	n/a
Changes in risk-weighted assets from reported to fully phased-in	(29,709)	(27,690)	n/a	n/a	n/a
Basel 3 Advanced approaches risk-weighted assets (fully phased-in) (4)	$1,557,161	$1,574,683	$1,397,504	$1,427,388	$1,461,190

Regulatory capital ratios
Basel 3 Standardized approach common equity tier 1 (transition)	11.6%	11.6%	11.6%	11.2%	11.1%
Basel 3 Advanced approaches common equity tier 1 (transition)	10.3	10.2	n/a	n/a	n/a
Basel 3 Standardized approach common equity tier 1 (fully phased-in)	11.0	10.8	10.8	10.3	10.3
Basel 3 Advanced approaches common equity tier 1 (fully phased-in) (4)	10.1	9.8	11.0	10.4	10.1

(1)	Regulatory capital ratios are preliminary.

(2)
Bank of America received approval to begin using the Advanced approaches capital framework to determine risk-based capital requirements in the fourth quarter of 2015. With the approval to exit parallel run, Bank of America is required to report regulatory capital risk-weighted assets and ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is to be used to assess capital adequacy, and was the Advanced approaches at March 31, 2016 and December 31, 2015. Prior to exiting parallel run, we were required to report regulatory capital under the Standardized approach only.

(3)	Fully phased-in estimates are non-GAAP financial measures. For reconciliations to GAAP financial measures, see above.

(4)
Basel 3 fully phased-in Advanced approaches estimates assume approval by U.S. banking regulators of our internal analytical models, including approval of the internal models methodology (IMM). As of March 31, 2016, the Corporation did not have regulatory approval for the IMM model.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Net Interest Income Excluding Trading-related Net Interest Income
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Net interest income (FTE basis)
As reported	$9,386	$9,982	$9,697	$10,684	$9,626
Impact of trading-related net interest income	(1,059)	(1,017)	(996)	(882)	(883)
Net interest income excluding trading-related net interest income (FTE basis) (1)	$8,327	$8,965	$8,701	$9,802	$8,743

Average earning assets
As reported	$1,844,650	$1,847,253	$1,841,984	$1,810,655	$1,799,175
Impact of trading-related earning assets	(397,732)	(400,912)	(418,588)	(416,414)	(415,193)
Average earning assets excluding trading-related earning assets (1)	$1,446,918	$1,446,341	$1,423,396	$1,394,241	$1,383,982

Net interest yield contribution (FTE basis) (2)
As reported	2.05%	2.15%	2.10%	2.37%	2.16%
Impact of trading-related activities	0.27	0.32	0.33	0.45	0.40
Net interest yield on earning assets excluding trading-related activities (FTE basis) (1)	2.32%	2.47%	2.43%	2.82%	2.56%

(1)	Represents a non-GAAP financial measure.

(2)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	First Quarter 2016			Fourth Quarter 2015			First Quarter 2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$138,574	$155	0.45%	$148,102	$108	0.29%	$126,189	$84	0.27%
Time deposits placed and other short-term investments	9,156	32	1.41	10,120	41	1.61	8,379	33	1.61
Federal funds sold and securities borrowed or purchased under agreements to resell	209,183	276	0.53	207,585	214	0.41	213,931	231	0.44
Trading account assets	136,306	1,212	3.57	134,797	1,141	3.37	138,946	1,122	3.26
Debt securities (1)	399,809	1,224	1.23	399,423	2,541	2.55	383,120	1,898	2.01
Loans and leases (2):
Residential mortgage	186,980	1,629	3.49	189,650	1,644	3.47	215,030	1,851	3.45
Home equity	75,328	711	3.79	77,109	715	3.69	84,915	770	3.66
U.S. credit card	87,163	2,021	9.32	88,623	2,045	9.15	88,695	2,027	9.27
Non-U.S. credit card	9,822	253	10.36	10,155	258	10.07	10,002	262	10.64
Direct/Indirect consumer	89,342	550	2.48	87,858	530	2.40	80,713	491	2.47
Other consumer	2,138	16	3.03	2,039	11	2.09	1,847	15	3.29
Total consumer	450,773	5,180	4.61	455,434	5,203	4.55	481,202	5,416	4.54
U.S. commercial	270,511	1,936	2.88	261,727	1,790	2.72	234,907	1,645	2.84
Commercial real estate	57,271	434	3.05	56,126	408	2.89	48,234	347	2.92
Commercial lease financing	21,077	182	3.46	20,422	155	3.03	19,271	171	3.55
Non-U.S. commercial	93,352	585	2.52	92,447	530	2.27	83,555	485	2.35
Total commercial	442,211	3,137	2.85	430,722	2,883	2.66	385,967	2,648	2.78
Total loans and leases (3)	892,984	8,317	3.74	886,156	8,086	3.63	867,169	8,064	3.76
Other earning assets	58,638	694	4.76	61,070	748	4.87	61,441	706	4.66
Total earning assets (4)	1,844,650	11,910	2.59	1,847,253	12,879	2.77	1,799,175	12,138	2.72
Cash and due from banks	28,844			29,503			27,695
Other assets, less allowance for loan and lease losses	300,124			303,716			311,704
Total assets	$2,173,618			$2,180,472			$2,138,574

(1)
Yields on debt securities excluding the impact of market-related adjustments were 2.45 percent, 2.47 percent and 2.54 percent for the three months ended March 31, 2016, December 31, 2015 and March 31, 2015, respectively. Yields on debt securities excluding the impact of market-related adjustments are a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing its results.

(2)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(3)
Beginning in the first quarter of 2016, the Corporation classifies operating leases in other assets on the Consolidated Balance Sheet. For the three months ended December 31, 2015 and March 31, 2015, $5.7 billion and $5.2 billion of operating leases were reclassified from loans and leases to other assets to conform to this presentation. Additionally, amounts related to these leases were reclassified from net interest income to other income and other general operating expenses on the Consolidated Statement of Income.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	First Quarter 2016	Fourth Quarter 2015	First Quarter 2015
Federal funds sold and securities borrowed or purchased under agreements to resell	$13	$7	$12
Debt securities	(34)	(22)	(8)
U.S. commercial loans and leases	(14)	(17)	(15)
Net hedge expense on assets	$(35)	$(32)	$(11)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	First Quarter 2016			Fourth Quarter 2015			First Quarter 2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$47,845	$1	0.01%	$46,094	$1	0.01%	$46,224	$2	0.02%
NOW and money market deposit accounts	577,779	71	0.05	558,441	68	0.05	531,827	67	0.05
Consumer CDs and IRAs	49,617	35	0.28	51,107	37	0.29	58,704	45	0.31
Negotiable CDs, public funds and other deposits	31,739	29	0.37	30,546	25	0.32	28,796	22	0.31
Total U.S. interest-bearing deposits	706,980	136	0.08	686,188	131	0.08	665,551	136	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	4,123	9	0.84	3,997	7	0.69	4,544	8	0.74
Governments and official institutions	1,472	2	0.53	1,687	2	0.37	1,382	1	0.21
Time, savings and other	56,943	78	0.55	55,965	71	0.51	54,276	75	0.55
Total non-U.S. interest-bearing deposits	62,538	89	0.57	61,649	80	0.52	60,202	84	0.56
Total interest-bearing deposits	769,518	225	0.12	747,837	211	0.11	725,753	220	0.12
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	221,990	614	1.11	231,650	519	0.89	244,134	585	0.97
Trading account liabilities	72,299	292	1.63	73,139	272	1.48	78,787	394	2.03
Long-term debt (1)	233,654	1,393	2.39	237,384	1,895	3.18	240,127	1,313	2.20
Total interest-bearing liabilities (2)	1,297,461	2,524	0.78	1,290,010	2,897	0.89	1,288,801	2,512	0.79
Noninterest-bearing sources:
Noninterest-bearing deposits	428,937			438,214			404,973
Other liabilities	186,903			195,123			199,056
Shareholders' equity	260,317			257,125			245,744
Total liabilities and shareholders' equity	$2,173,618			$2,180,472			$2,138,574
Net interest spread			1.81%			1.88%			1.93%
Impact of noninterest-bearing sources			0.24			0.27			0.23
Net interest income/yield on earning assets		$9,386	2.05%		$9,982	2.15%		$9,626	2.16%

(1)
The yield on long-term debt excluding the adjustment on certain trust preferred securities was 2.15 percent for the three months ended December 31, 2015. The yield on long-term debt excluding the adjustment is a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing its results.

(2)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	First Quarter 2016	Fourth Quarter 2015	First Quarter 2015
Consumer CDs and IRAs	$6	$6	$6
Negotiable CDs, public funds and other deposits	3	3	3
Banks located in non-U.S. countries	1	1	1
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	162	178	249
Long-term debt	(737)	(869)	(841)
Net hedge income on liabilities	$(565)	$(681)	$(582)
Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	March 31, 2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$204,557	$3,257	$(78)	$207,736
Agency-collateralized mortgage obligations	10,294	277	(13)	10,558
Commercial	9,989	245	(1)	10,233
Non-agency residential	2,104	202	(77)	2,229
Total mortgage-backed securities	226,944	3,981	(169)	230,756
U.S. Treasury and agency securities	21,732	484	—	22,216
Non-U.S. securities	6,059	26	(5)	6,080
Corporate/Agency bonds	242	8	(1)	249
Other taxable securities, substantially all asset-backed securities	10,284	45	(98)	10,231
Total taxable securities	265,261	4,544	(273)	269,532
Tax-exempt securities	14,551	72	(35)	14,588
Total available-for-sale debt securities	279,812	4,616	(308)	284,120
Other debt securities carried at fair value	18,378	87	(252)	18,213
Total debt securities carried at fair value	298,190	4,703	(560)	302,333
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	97,978	1,244	(147)	99,075
Total debt securities	$396,168	$5,947	$(707)	$401,408
Available-for-sale marketable equity securities (1)	$326	$56	$(11)	$371

	December 31, 2015
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$229,847	$788	$(1,688)	$228,947
Agency-collateralized mortgage obligations	10,930	126	(71)	10,985
Commercial	7,176	50	(61)	7,165
Non-agency residential	3,031	218	(70)	3,179
Total mortgage-backed securities	250,984	1,182	(1,890)	250,276
U.S. Treasury and agency securities	25,075	211	(9)	25,277
Non-U.S. securities	5,743	27	(3)	5,767
Corporate/Agency bonds	243	3	(3)	243
Other taxable securities, substantially all asset-backed securities	10,238	50	(86)	10,202
Total taxable securities	292,283	1,473	(1,991)	291,765
Tax-exempt securities	13,978	63	(33)	14,008
Total available-for-sale debt securities	306,261	1,536	(2,024)	305,773
Other debt securities carried at fair value	16,678	103	(174)	16,607
Total debt securities carried at fair value	322,939	1,639	(2,198)	322,380
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	84,625	271	(850)	84,046
Total debt securities	$407,564	$1,910	$(3,048)	$406,426
Available-for-sale marketable equity securities (1)	$326	$99	$—	$425

(1)	Classified in other assets on the Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	March 31 2016	December 31 2015
Mortgage-backed securities:
Agency-collateralized mortgage obligations	$6	$7
Non-agency residential	3,323	3,490
Total mortgage-backed securities	3,329	3,497
Non-U.S. securities (1)	14,628	12,843
Other taxable securities, substantially all asset-backed securities	256	267
Total	$18,213	$16,607

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	First Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$9,386	$5,185	$1,489	$2,489	$1,189	$314	$(1,280)
Card income	1,430	1,211	48	117	10	—	44
Service charges	1,837	997	19	745	72	—	4
Investment and brokerage services	3,182	69	2,536	16	568	—	(7)
Investment banking income (loss)	1,153	1	73	636	494	—	(51)
Equity investment income	43	—	—	—	13	—	30
Trading account profits (losses)	1,662	—	36	(2)	1,592	(8)	44
Mortgage banking income (loss)	433	122	—	—	—	372	(61)
Gains on sales of debt securities	226	—	—	—	—	—	226
Other income (loss)	375	63	244	397	13	1	(343)
Total noninterest income	10,341	2,463	2,956	1,909	2,762	365	(114)
Total revenue, net of interest expense (FTE basis)	19,727	7,648	4,445	4,398	3,951	679	(1,394)
Provision for credit losses	997	560	25	553	9	(118)	(32)
Noninterest expense	14,816	4,266	3,250	2,159	2,432	860	1,849
Income (loss) before income taxes (FTE basis)	3,914	2,822	1,170	1,686	1,510	(63)	(3,211)
Income tax expense (benefit) (FTE basis)	1,234	1,037	430	620	526	(23)	(1,356)
Net income (loss)	$2,680	$1,785	$740	$1,066	$984	$(40)	$(1,855)

Average
Total loans and leases	$892,984	$214,821	$137,868	$324,552	$69,283	$25,878	$120,582
Total assets (1)	2,173,618	636,995	295,576	387,661	582,226	41,821	229,339
Total deposits	1,198,455	572,660	260,482	297,134	36,173	n/m	23,964
Period end
Total loans and leases	$901,113	$217,620	$138,418	$329,543	$73,446	$25,115	$116,971
Total assets (1)	2,185,498	656,615	296,062	390,643	582,048	38,928	221,202
Total deposits	1,217,261	592,118	260,565	298,072	34,486	n/m	23,885

	Fourth Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$9,982	$5,058	$1,412	$2,386	$1,131	$348	$(353)
Card income	1,578	1,313	46	139	19	—	61
Service charges	1,862	1,045	18	730	64	—	5
Investment and brokerage services	3,236	66	2,639	20	518	—	(7)
Investment banking income (loss)	1,272	1	50	729	532	—	(40)
Equity investment income (loss)	177	39	—	(5)	109	—	34
Trading account profits (losses)	963	—	44	34	795	(5)	95
Mortgage banking income (loss)	262	133	1	—	1	249	(122)
Gains on sales of debt securities	270	—	—	1	—	—	269
Other income (loss)	291	105	234	457	(56)	(4)	(445)
Total noninterest income	9,911	2,702	3,032	2,105	1,982	240	(150)
Total revenue, net of interest expense (FTE basis)	19,893	7,760	4,444	4,491	3,113	588	(503)
Provision for credit losses	810	682	15	233	30	(10)	(140)
Noninterest expense	14,010	4,325	3,475	2,075	2,752	1,146	237
Income (loss) before income taxes (FTE basis)	5,073	2,753	954	2,183	331	(548)	(600)
Income tax expense (benefit) (FTE basis)	1,737	979	338	805	153	(198)	(340)
Net income (loss)	$3,336	$1,774	$616	$1,378	$178	$(350)	$(260)

Average
Total loans and leases	$886,156	$211,126	$135,839	$314,585	$68,835	$27,223	$128,548
Total assets (1)	2,180,472	620,659	285,214	381,887	587,880	48,995	255,837
Total deposits	1,186,051	557,318	251,306	307,806	37,423	n/m	22,948
Period end
Total loans and leases	$896,983	$214,405	$137,847	$319,658	$73,208	$26,521	$125,344
Total assets (1)	2,144,316	636,279	296,139	382,053	549,952	47,292	232,601
Total deposits	1,197,259	572,738	260,893	296,162	37,256	n/m	22,919

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	First Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Net interest income (FTE basis)	$9,626	$4,872	$1,351	$2,215	$981	$428	$(221)
Card income	1,394	1,168	49	100	9	—	68
Service charges	1,764	966	18	710	65	—	5
Investment and brokerage services	3,378	65	2,723	18	573	—	(1)
Investment banking income (loss)	1,487	—	72	852	630	—	(67)
Equity investment income (loss)	27	(1)	—	9	18	—	1
Trading account profits (losses)	2,247	—	55	64	2,131	2	(5)
Mortgage banking income (loss)	694	288	1	—	—	461	(56)
Gains on sales of debt securities	268	1	1	—	3	—	263
Other income (loss)	244	47	247	434	(219)	23	(288)
Total noninterest income	11,503	2,534	3,166	2,187	3,210	486	(80)
Total revenue, net of interest expense (FTE basis)	21,129	7,406	4,517	4,402	4,191	914	(301)
Provision for credit losses	765	716	23	96	21	91	(182)
Noninterest expense	15,827	4,367	3,458	2,132	3,140	1,200	1,530
Income (loss) before income taxes (FTE basis)	4,537	2,323	1,036	2,174	1,030	(377)	(1,649)
Income tax expense (benefit) (FTE basis)	1,440	862	384	807	353	(140)	(826)
Net income (loss)	$3,097	$1,461	$652	$1,367	$677	$(237)	$(823)

Average
Total loans and leases	$867,169	$199,581	$126,129	$284,298	$56,601	$32,411	$168,149
Total assets (1)	2,138,574	594,580	275,130	361,771	596,806	52,713	257,574
Total deposits	1,130,726	531,365	243,561	286,434	39,587	n/m	19,518
Period end
Total loans and leases	$872,750	$200,153	$127,556	$290,446	$62,627	$31,690	$160,278
Total assets (1)	2,143,545	612,939	272,777	365,024	585,187	53,620	253,998
Total deposits	1,153,168	549,494	244,080	290,422	38,587	n/m	19,543

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Net interest income (FTE basis)	$5,185	$5,058	$5,005	$4,911	$4,872
Noninterest income:
Card income	1,211	1,313	1,249	1,207	1,168
Service charges	997	1,045	1,057	1,033	966
Mortgage banking income	122	133	206	256	288
All other income	133	211	295	118	112
Total noninterest income	2,463	2,702	2,807	2,614	2,534
Total revenue, net of interest expense (FTE basis)	7,648	7,760	7,812	7,525	7,406

Provision for credit losses	560	682	648	506	716

Noninterest expense	4,266	4,325	4,408	4,299	4,367
Income before income taxes (FTE basis)	2,822	2,753	2,756	2,720	2,323
Income tax expense (FTE basis)	1,037	979	993	1,014	862
Net income	$1,785	$1,774	$1,763	$1,706	$1,461

Net interest yield (FTE basis)	3.47%	3.43%	3.45%	3.44%	3.54%
Return on average allocated capital (1)	24	24	24	24	20
Efficiency ratio (FTE basis)	55.78	55.73	56.42	57.13	58.97

Balance Sheet
Average
Total loans and leases	$214,821	$211,126	$206,337	$201,703	$199,581
Total earning assets (2)	601,048	584,649	576,147	572,281	558,713
Total assets (2)	636,995	620,659	612,174	608,767	594,580
Total deposits	572,660	557,318	548,896	545,454	531,365
Allocated capital (1)	30,000	29,000	29,000	29,000	29,000

Period end
Total loans and leases	$217,620	$214,405	$208,981	$204,380	$200,153
Total earning assets (2)	620,286	599,491	578,600	575,137	576,754
Total assets (2)	656,615	636,279	615,019	610,968	612,939
Total deposits	592,118	572,738	551,540	547,346	549,494

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 40-43.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	First Quarter 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,185	$2,659	$2,526
Noninterest income:
Card income	1,211	3	1,208
Service charges	997	997	—
Mortgage banking income	122	—	122
All other income	133	116	17
Total noninterest income	2,463	1,116	1,347
Total revenue, net of interest expense (FTE basis)	7,648	3,775	3,873

Provision for credit losses	560	48	512

Noninterest expense	4,266	2,440	1,826
Income before income taxes (FTE basis)	2,822	1,287	1,535
Income tax expense (FTE basis)	1,037	473	564
Net income	$1,785	$814	$971

Net interest yield (FTE basis)	3.47%	1.85%	4.84%
Return on average allocated capital (1)	24	27	22
Efficiency ratio (FTE basis)	55.78	64.63	47.16

Balance Sheet
Average
Total loans and leases	$214,821	$5,963	$208,858
Total earning assets (2)	601,048	576,770	210,044
Total assets (2)	636,995	603,565	219,196
Total deposits	572,660	571,461	n/m
Allocated capital (1)	30,000	12,000	18,000

Period end
Total loans and leases	$217,620	$6,010	$211,610
Total earning assets (2)	620,286	596,196	212,718
Total assets (2)	656,615	622,922	222,321
Total deposits	592,118	590,829	n/m

	Fourth Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,058	$2,497	$2,561
Noninterest income:
Card income	1,313	2	1,311
Service charges	1,045	1,045	—
Mortgage banking income	133	—	133
All other income	211	129	82
Total noninterest income	2,702	1,176	1,526
Total revenue, net of interest expense (FTE basis)	7,760	3,673	4,087

Provision for credit losses	682	54	628

Noninterest expense	4,325	2,488	1,837
Income before income taxes (FTE basis)	2,753	1,131	1,622
Income tax expense (FTE basis)	979	403	576
Net income	$1,774	$728	$1,046

Net interest yield (FTE basis)	3.43%	1.77%	4.92%
Return on average allocated capital (1)	24	24	24
Efficiency ratio (FTE basis)	55.73	67.73	44.94

Balance Sheet
Average
Total loans and leases	$211,126	$5,835	$205,291
Total earning assets (2)	584,649	561,267	206,689
Total assets (2)	620,659	588,097	215,869
Total deposits	557,318	556,063	n/m
Allocated capital (1)	29,000	12,000	17,000

Period end
Total loans and leases	$214,405	$5,927	$208,478
Total earning assets (2)	599,491	576,241	209,858
Total assets (2)	636,279	603,580	219,307
Total deposits	572,738	571,467	n/m

For footnotes see page 18.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	First Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$4,872	$2,297	$2,575
Noninterest income:
Card income	1,168	3	1,165
Service charges	966	966	—
Mortgage banking income	288	—	288
All other income	112	102	10
Total noninterest income	2,534	1,071	1,463
Total revenue, net of interest expense (FTE basis)	7,406	3,368	4,038

Provision for credit losses	716	63	653

Noninterest expense	4,367	2,452	1,915
Income before income taxes (FTE basis)	2,323	853	1,470
Income tax expense (FTE basis)	862	317	545
Net income	$1,461	$536	$925

Net interest yield (FTE basis)	3.54%	1.74%	5.34%
Return on average allocated capital (1)	20	18	22
Efficiency ratio (FTE basis)	58.97	72.80	47.43

Balance Sheet
Average
Total loans and leases	$199,581	$5,879	$193,702
Total earning assets (2)	558,713	535,412	195,548
Total assets (2)	594,580	562,195	204,632
Total deposits	531,365	530,291	n/m
Allocated capital (1)	29,000	12,000	17,000

Period end
Total loans and leases	$200,153	$5,824	$194,329
Total earning assets (2)	576,754	553,451	197,264
Total assets (2)	612,939	580,237	206,663
Total deposits	549,494	548,308	n/m

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 40-43.)

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Average deposit balances
Checking	$276,611	$267,474	$261,468	$259,006	$250,247
Savings	46,221	44,518	44,721	45,748	44,525
MMS	201,616	195,756	191,358	186,750	180,078
CDs and IRAs	45,451	46,791	48,644	51,178	53,820
Non-U.S. and other	2,761	2,779	2,705	2,772	2,695
Total average deposit balances	$572,660	$557,318	$548,896	$545,454	$531,365

Deposit spreads (excludes noninterest costs)
Checking	2.01%	2.02%	2.03%	2.04%	2.03%
Savings	2.28	2.29	2.29	2.29	2.31
MMS	1.24	1.24	1.23	1.22	1.23
CDs and IRAs	0.81	0.69	0.62	0.58	0.54
Non-U.S. and other	0.67	0.54	0.48	0.44	0.42
Total deposit spreads	1.66	1.65	1.64	1.63	1.62

Client brokerage assets	$126,921	$122,721	$117,210	$121,961	$118,492

Online banking active accounts (units in thousands)	32,647	31,674	31,627	31,365	31,523
Mobile banking active users (units in thousands)	19,595	18,705	18,398	17,626	17,092
Financial centers	4,689	4,726	4,741	4,789	4,835
ATMs	16,003	16,038	16,062	15,992	15,903

Total U.S. credit card (1)
Loans
Average credit card outstandings	$87,163	$88,623	$88,201	$87,460	$88,695
Ending credit card outstandings	86,403	89,602	88,339	88,403	87,288
Credit quality
Net charge-offs	$587	$563	$546	$584	$621
	2.71%	2.52%	2.46%	2.68%	2.84%
30+ delinquency	$1,448	$1,575	$1,514	$1,486	$1,581
	1.68%	1.76%	1.71%	1.68%	1.81%
90+ delinquency	$743	$789	$721	$742	$795
	0.86%	0.88%	0.82%	0.84%	0.91%
Other Total U.S. credit card indicators (1)
Gross interest yield	9.32%	9.15%	9.15%	9.08%	9.27%
Risk-adjusted margin	9.05	9.79	9.51	8.89	9.02
New accounts (in thousands)	1,208	1,260	1,257	1,295	1,161
Purchase volumes	$51,154	$58,752	$56,472	$55,976	$50,178

Debit card data
Purchase volumes	$69,147	$70,754	$69,288	$70,754	$66,898

For footnotes see page 20.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators (continued)
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Loan production (2):
Total (3):
First mortgage	$12,623	$13,543	$13,712	$15,962	$13,713
Home equity	3,805	3,495	3,140	3,209	3,217
Consumer Banking:
First mortgage	$9,078	$9,732	$10,026	$11,265	$9,854
Home equity	3,515	3,191	2,840	2,939	3,017

Mortgage banking income
Consumer Lending:
Core production revenue	$137	$148	$221	$273	$300
Representations and warranties provision	2	2	2	1	6
Other consumer mortgage banking income (4)	(17)	(17)	(17)	(18)	(18)
Total Consumer Lending mortgage banking income	122	133	206	256	288
Legacy Assets & Servicing mortgage banking income (5)	372	249	265	682	461
Eliminations (6)	(61)	(120)	(64)	63	(55)
Total consolidated mortgage banking income	$433	$262	$407	$1,001	$694

(1)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(2)	The above loan production amounts represent the unpaid principal balance of loans and in the case of home equity, the principal amount of the total line of credit.

(3)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

(4)	Primarily intercompany charge for loan servicing activities provided by Legacy Assets & Servicing.

(5)	Amounts for Legacy Assets & Servicing are included in this Consumer Banking table to show the components of consolidated mortgage banking income.

(6)
Includes the effect of transfers of mortgage loans from Consumer Banking to the ALM portfolio included in All Other, intercompany charges for loan servicing and net gains or losses on intercompany trades related to mortgage servicing rights risk management.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Net interest income (FTE basis)	$1,489	$1,412	$1,377	$1,359	$1,351
Noninterest income:
Investment and brokerage services	2,536	2,639	2,682	2,749	2,723
All other income	420	393	409	465	443
Total noninterest income	2,956	3,032	3,091	3,214	3,166
Total revenue, net of interest expense (FTE basis)	4,445	4,444	4,468	4,573	4,517

Provision for credit losses	25	15	(2)	15	23

Noninterest expense	3,250	3,475	3,444	3,459	3,458
Income before income taxes (FTE basis)	1,170	954	1,026	1,099	1,036
Income tax expense (FTE basis)	430	338	369	410	384
Net income	$740	$616	$657	$689	$652

Net interest yield (FTE basis)	2.14%	2.08%	2.12%	2.17%	2.13%
Return on average allocated capital (1)	23	20	22	23	22
Efficiency ratio (FTE basis)	73.12	78.19	77.08	75.62	76.56

Balance Sheet
Average
Total loans and leases	$137,868	$135,839	$133,168	$130,270	$126,129
Total earning assets (2)	279,471	269,135	257,344	251,528	257,625
Total assets (2)	295,576	285,214	274,192	268,835	275,130
Total deposits	260,482	251,306	243,980	239,974	243,561
Allocated capital (1)	13,000	12,000	12,000	12,000	12,000

Period end
Total loans and leases	$138,418	$137,847	$134,630	$132,377	$127,556
Total earning assets (2)	279,980	279,465	262,870	250,720	255,840
Total assets (2)	296,062	296,139	279,155	267,021	272,777
Total deposits	260,565	260,893	246,172	237,624	244,080

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 40-43.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Revenue by Business
Merrill Lynch Global Wealth Management	$3,647	$3,665	$3,694	$3,792	$3,748
U.S. Trust	773	756	756	764	751
Other (1)	25	23	18	17	18
Total revenue, net of interest expense (FTE basis)	$4,445	$4,444	$4,468	$4,573	$4,517

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$1,996,872	$1,985,310	$1,942,623	$2,051,514	$2,043,447
U.S. Trust	390,262	388,604	375,751	388,829	391,105
Other (1)	77,751	82,929	78,110	81,318	75,295
Total client balances	$2,464,885	$2,456,843	$2,396,484	$2,521,661	$2,509,847

Client Balances by Type, at period end
Long-term assets under management (2)	$812,916	$817,938	$798,887	$849,046	$841,966
Liquidity assets under management (3)	77,747	82,925	78,106	81,314	75,291
Assets under management	890,663	900,863	876,993	930,360	917,257
Brokerage assets	1,056,752	1,040,938	1,026,355	1,079,084	1,076,277
Assets in custody	115,537	113,239	109,196	138,774	141,273
Deposits	260,565	260,893	246,172	237,624	244,080
Loans and leases (4)	141,368	140,910	137,768	135,819	130,960
Total client balances	$2,464,885	$2,456,843	$2,396,484	$2,521,661	$2,509,847

Assets Under Management Rollforward
Assets under management, beginning balance	$900,863	$876,993	$930,360	$917,257	$902,872
Net long-term client flows	(599)	6,746	4,448	8,593	14,654
Net liquidity client flows	(3,820)	4,813	(3,210)	6,023	(1,493)
Market valuation/other	(5,781)	12,311	(54,605)	(1,513)	1,224
Total assets under management, ending balance	$890,663	$900,863	$876,993	$930,360	$917,257

Associates, at period end (5)
Number of financial advisors	16,672	16,686	16,522	16,314	16,163
Total wealth advisors	18,111	18,130	17,967	17,735	17,593
Total client-facing professionals	20,569	20,600	20,442	20,228	20,110

Merrill Lynch Global Wealth Management Metric
Financial advisor productivity (6) (in thousands)	$983	$995	$1,006	$1,049	$1,041

U.S. Trust Metric, at period end
Client-facing professionals (FTE basis)	2,184	2,182	2,178	2,164	2,176

(1)	Includes the results of BofA Global Capital Management, the cash management division of Bank of America, and certain administrative items.

(2)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks current income, while maintaining liquidity and capital preservation. The duration of these strategies is primarily less than one year.

(4)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(5)
Includes financial advisors in the Consumer Banking segment of 2,259, 2,187, 2,050, 2,048 and 1,978 at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

(6)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management revenue, excluding the allocation of certain ALM activities, divided by the total number of financial advisors (excluding financial advisors in the Consumer Banking segment).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Net interest income (FTE basis)	$2,489	$2,386	$2,301	$2,181	$2,215
Noninterest income:
Service charges	745	730	746	728	710
Investment banking fees	636	729	752	777	852
All other income	528	646	523	561	625
Total noninterest income	1,909	2,105	2,021	2,066	2,187
Total revenue, net of interest expense (FTE basis)	4,398	4,491	4,322	4,247	4,402

Provision for credit losses	553	233	179	177	96

Noninterest expense	2,159	2,075	2,150	2,073	2,132
Income before income taxes (FTE basis)	1,686	2,183	1,993	1,997	2,174
Income tax expense (FTE basis)	620	805	716	746	807
Net income	$1,066	$1,378	$1,277	$1,251	$1,367

Net interest yield (FTE basis)	2.97%	2.85%	2.85%	2.81%	2.88%
Return on average allocated capital (1)	12	16	14	14	16
Efficiency ratio (FTE basis)	49.09	46.18	49.75	48.81	48.45

Balance Sheet
Average
Total loans and leases	$324,552	$314,585	$304,631	$295,395	$284,298
Total earnings assets (2)	337,296	332,055	320,328	311,675	311,724
Total assets (2)	387,661	381,887	370,246	361,867	361,771
Total deposits	297,134	307,806	296,321	288,117	286,434
Allocated capital (1)	37,000	35,000	35,000	35,000	35,000

Period end
Total loans and leases	$329,543	$319,658	$309,612	$301,831	$290,446
Total earnings assets (2)	341,294	330,737	321,700	317,724	313,569
Total assets (2)	390,643	382,053	372,363	367,052	365,024
Total deposits	298,072	296,162	297,644	292,261	290,422

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 40-43.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Investment Banking fees (1)
Advisory (2)	$305	$355	$365	$247	$387
Debt issuance	265	265	325	371	335
Equity issuance	66	109	62	159	130
Total Investment Banking fees (3)	$636	$729	$752	$777	$852

Business Lending
Corporate	$1,013	$1,017	$947	$849	$1,021
Commercial	1,005	1,071	982	1,002	910
Business Banking	97	82	91	89	89
Total Business Lending revenue	$2,115	$2,170	$2,020	$1,940	$2,020

Global Transaction Services
Corporate	$713	$720	$712	$704	$656
Commercial	695	682	676	638	647
Business Banking	185	184	181	170	165
Total Global Transaction Services revenue	$1,593	$1,586	$1,569	$1,512	$1,468

Average deposit balances
Interest-bearing	$65,719	$66,227	$64,960	$65,504	$65,982
Noninterest-bearing	231,415	241,579	231,361	222,613	220,452
Total average deposits	$297,134	$307,806	$296,321	$288,117	$286,434

Loan spread	1.65%	1.60%	1.61%	1.61%	1.68%

Provision for credit losses	$553	$233	$179	$177	$96

Credit quality (4, 5)
Reservable utilized criticized exposure	$16,923	$14,397	$11,243	$11,031	$10,069
	4.78%	4.18%	3.36%	3.38%	3.20%

Nonperforming loans, leases and foreclosed properties	$1,316	$935	$898	$1,179	$979
	0.40%	0.29%	0.29%	0.39%	0.34%

Average loans and leases by product
U.S. commercial	$182,544	$175,111	$167,692	$162,580	$156,137
Commercial real estate	48,908	48,521	46,904	44,066	42,163
Commercial lease financing	22,074	21,467	21,074	20,491	20,217
Non-U.S. commercial	71,014	69,471	68,947	68,242	65,764
Other	12	15	14	16	17
Total average loans and leases	$324,552	$314,585	$304,631	$295,395	$284,298

Total Corporation Investment Banking fees
Advisory (2)	$346	$408	$391	$276	$428
Debt issuance	669	617	748	887	781
Equity issuance	188	286	188	417	345
Total investment banking fees including self-led deals	1,203	1,311	1,327	1,580	1,554
Self-led deals	(50)	(39)	(40)	(54)	(67)
Total Investment Banking fees	$1,153	$1,272	$1,287	$1,526	$1,487

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component in Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Three Months Ended March 31, 2016
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	4	6.3%	3	9.4%
Announced mergers and acquisitions	5	13.0	4	18.1
Equity capital markets	4	5.1	3	12.7
Debt capital markets	3	6.0	2	10.0
High-yield corporate debt	3	7.7	3	9.1
Leveraged loans	1	11.2	1	14.2
Mortgage-backed securities	1	13.8	1	15.6
Asset-backed securities	1	11.0	1	14.5
Convertible debt	7	4.8	3	13.2
Common stock underwriting	3	5.2	3	12.6
Investment-grade corporate debt	2	6.1	2	11.0
Syndicated loans	1	10.3	1	14.3
Source: Dealogic data as of April 1, 2016. Figures above include self-led transactions.

•	Rankings based on deal volumes except net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
High-yield corporate debt	Common stock underwriting
Leveraged loans	Investment-grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities	Debt capital markets

U.S. top 3 rankings in:
High-yield corporate debt	Common stock underwriting
Leveraged loans	Investment-grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities	Equity capital markets
Convertible debt	Debt capital markets

Top 3 rankings excluding self-led deals:

Global:	High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Common stock underwriting, Investment-grade corporate debt, Syndicated loans, Debt capital markets

U.S.:
High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Convertible debt, Common stock underwriting, Investment-grade corporate debt, Syndicated loans, Equity capital markets, Debt capital markets

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Net interest income (FTE basis)	$1,189	$1,131	$1,103	$996	$981
Noninterest income:
Investment and brokerage services	568	518	574	556	573
Investment banking fees	494	532	521	718	630
Trading account profits	1,592	795	1,468	1,700	2,131
All other income (loss)	108	137	89	(16)	(124)
Total noninterest income	2,762	1,982	2,652	2,958	3,210
Total revenue, net of interest expense (FTE basis) (1)	3,951	3,113	3,755	3,954	4,191

Provision for credit losses	9	30	42	6	21

Noninterest expense	2,432	2,752	2,681	2,731	3,140
Income before income taxes (FTE basis)	1,510	331	1,032	1,217	1,030
Income tax expense (FTE basis)	526	153	219	418	353
Net income	$984	$178	$813	$799	$677

Return on average allocated capital (2)	11%	2%	9%	9%	8%
Efficiency ratio (FTE basis)	61.56	88.38	71.41	69.05	74.92

Balance Sheet
Average
Total trading-related assets (3)	$407,752	$415,956	$431,246	$442,463	$443,930
Total loans and leases	69,283	68,835	66,349	61,819	56,601
Total earning assets (3)	419,144	421,211	438,033	434,519	433,061
Total assets	582,226	587,880	595,408	601,289	596,806
Total deposits	36,173	37,423	36,968	39,604	39,587
Allocated capital (2)	37,000	35,000	35,000	35,000	35,000

Period end
Total trading-related assets (3)	$408,309	$373,950	$407,210	$406,378	$424,996
Total loans and leases	73,446	73,208	70,159	65,962	62,627
Total earning assets (3)	423,118	385,157	419,889	407,156	419,714
Total assets	582,048	549,952	577,880	579,370	585,187
Total deposits	34,486	37,256	35,943	39,245	38,587

Trading-related assets (average)
Trading account securities	$187,930	$195,275	$196,685	$197,116	$193,491
Reverse repurchases	85,501	86,652	103,389	109,581	115,309
Securities borrowed	80,807	82,385	75,786	81,091	78,713
Derivative assets	53,514	51,644	55,386	54,675	56,417
Total trading-related assets (3)	$407,752	$415,956	$431,246	$442,463	$443,930

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 27.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 40-43.)

(3)	Trading-related assets include derivative assets, which are considered non-earning assets.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Sales and trading revenue (1)
Fixed income, currency and commodities	$2,404	$1,560	$2,012	$1,945	$2,352
Equities	1,037	874	1,148	1,176	1,137
Total sales and trading revenue	$3,441	$2,434	$3,160	$3,121	$3,489

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed income, currency and commodities	$2,264	$1,750	$1,994	$2,144	$2,744
Equities	1,023	882	1,154	1,176	1,146
Total sales and trading revenue, excluding net debit valuation adjustment	$3,287	$2,632	$3,148	$3,320	$3,890

Sales and trading revenue breakdown
Net interest income	$1,072	$1,027	$1,006	$891	$893
Commissions	559	510	568	550	567
Trading	1,581	803	1,468	1,683	2,128
Other	229	94	118	(3)	(99)
Total sales and trading revenue	$3,441	$2,434	$3,160	$3,121	$3,489

(1)
Includes Global Banking sales and trading revenue of $160 million for the first quarter of 2016, and $128 million, $86 million, $133 million and $75 million for the fourth, third, second and first quarters of 2015, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities for all periods. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Legacy Assets & Servicing Segment Results
(Dollars in millions, except as noted)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Net interest income (FTE basis)	$314	$348	$382	$416	$428
Noninterest income:
Mortgage banking income	372	249	265	682	461
All other income (loss)	(7)	(9)	193	(10)	25
Total noninterest income	365	240	458	672	486
Total revenue, net of interest expense (FTE basis)	679	588	840	1,088	914

Provision for credit losses	(118)	(10)	6	57	91

Noninterest expense	860	1,146	1,141	957	1,200
Income (loss) before income taxes (FTE basis)	(63)	(548)	(307)	74	(377)
Income tax expense (benefit) (FTE basis)	(23)	(198)	(112)	27	(140)
Net income (loss)	$(40)	$(350)	$(195)	$47	$(237)

Net interest yield (FTE basis)	3.82%	3.48%	3.68%	3.94%	4.19%
Return on average allocated capital (1)	n/m	n/m	n/m	1	n/m
Efficiency ratio (FTE basis)	n/m	n/m	n/m	88.03	n/m

Balance Sheet
Average
Total loans and leases	$25,878	$27,223	$29,074	$30,897	$32,411
Total earning assets (2)	33,080	39,686	41,168	42,337	41,468
Total assets (2)	41,821	48,995	50,708	52,518	52,713
Allocated capital (1)	23,000	24,000	24,000	24,000	24,000

Period end
Total loans and leases	$25,115	$26,521	$27,982	$30,024	$31,690
Total earning assets (2)	30,560	37,783	40,171	40,874	42,672
Total assets (2)	38,928	47,292	49,064	50,928	53,620

Period end (in billions)
Mortgage serviced portfolio (3)	$551.0	$565.0	$580.0	$610.0	$669.0

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 40-43.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity

(3)	Includes servicing of residential mortgage loans, home equity lines of credit and home equity loans.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Legacy Assets & Servicing Key Indicators
(Dollars in millions, except as noted)
	First Quarter 2016		Fourth Quarter 2015		Third Quarter 2015		Second Quarter 2015		First Quarter 2015

Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$2,680		$2,699		$3,201		$3,108		$3,271
Net additions	57		49		53		(174)		105
Amortization of expected cash flows (1)	(171)		(174)		(179)		(187)		(198)
Other changes in mortgage servicing rights fair value (2)	(414)		106		(376)		454		(70)
Balance, end of period (3)	$2,152		$2,680		$2,699		$3,201		$3,108

Capitalized mortgage servicing rights (% of loans serviced for investors)	58	bps	71	bps	69	bps	78	bps	68	bps
Mortgage loans serviced for investors (in billions)	$368		$378		$391		$409		$459

Mortgage banking income
Servicing income:
Servicing fees	$330		$352		$345		$392		$430
Amortization of expected cash flows (1)	(171)		(174)		(179)		(187)		(198)
Fair value changes of mortgage servicing rights, net of risk management activities used to hedge certain market risks (4)	126		(9)		82		193		250
Total net servicing income	285		169		248		398		482
Representations and warranties provision	(44)		(9)		(77)		204		(90)
Other mortgage banking income (5)	131		89		94		80		69
Total Legacy Assets & Servicing mortgage banking income	$372		$249		$265		$682		$461

(1)	Represents the net change in fair value of the mortgage servicing rights asset due to the recognition of modeled cash flows.

(2)
These amounts reflect the changes in modeled mortgage servicing rights fair value primarily due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve and periodic adjustments to valuation based on third-party price discovery. In addition, these amounts reflect periodic adjustments to the valuation model to reflect changes in the modeled relationship between inputs and their impact on projected cash flows, changes in certain cash flow assumptions such as cost to service and ancillary income per loan and the impact of periodic recalibrations of the model to reflect changes in the relationship between market interest rate spreads and projected cash flows.

(3)	Does not include certain non-U.S. residential mortgage MSR balances, which are recorded in Global Markets.

(4)	Includes gains and losses on sales of mortgage servicing rights.

(5)	Consists primarily of revenue from sales of repurchased loans that had returned to performing status.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Net interest income (FTE basis)	$(1,280)	$(353)	$(471)	$821	$(221)
Noninterest income:
Card income	44	61	67	65	68
Equity investment income (loss)	30	34	(46)	11	1
Gains on sales of debt securities	226	269	385	162	263
All other loss	(414)	(514)	(393)	(267)	(412)
Total noninterest income	(114)	(150)	13	(29)	(80)
Total revenue, net of interest expense (FTE basis)	(1,394)	(503)	(458)	792	(301)

Provision for credit losses	(32)	(140)	(67)	19	(182)

Noninterest expense	1,849	237	116	439	1,530
Income (loss) before income taxes (FTE basis)	(3,211)	(600)	(507)	334	(1,649)
Income tax benefit (FTE basis)	(1,356)	(340)	(513)	(308)	(826)
Net income (loss)	$(1,855)	$(260)	$6	$642	$(823)

Balance Sheet
Average
Total loans and leases	$120,582	$128,548	$137,870	$156,094	$168,149
Total assets (2)	229,339	255,837	266,265	258,690	257,574
Total deposits	23,964	22,948	22,686	22,596	19,518

Period end
Total loans and leases	$116,971	$125,344	$130,712	$146,622	$160,278
Total equity investments	4,205	4,297	4,364	4,655	4,701
Total assets (3)	221,202	232,601	259,525	273,695	253,998
Total deposits	23,885	22,919	21,846	23,042	19,543

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, liquidating businesses, residual expense allocations and other. ALM activities encompass certain residential mortgages, debt securities, interest rate and foreign currency risk management activities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. Certain residential mortgage loans that are managed by Legacy Assets & Servicing are held in All Other. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture as well as Global Principal Investments which is comprised of a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $517.9 billion, $508.9 billion, $494.7 billion, $493.5 billion and $502.2 billion for the first quarter of 2016, and the fourth, third, second and first quarters of 2015, respectively.

(3)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $531.6 billion, $519.1 billion, $494.0 billion, $488.9 billion and $512.9 billion at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	March 31 2016	December 31 2015	March 31 2015
Consumer
Residential mortgage (1)	$184,440	$187,911	$207,925
Home equity	73,771	75,948	83,571
U.S. credit card	86,403	89,602	87,288
Non-U.S. credit card	9,977	9,975	9,660
Direct/Indirect consumer (2)	90,609	88,795	82,141
Other consumer (3)	2,176	2,067	1,842
Total consumer loans excluding loans accounted for under the fair value option	447,376	454,298	472,427
Consumer loans accounted for under the fair value option (4)	1,946	1,871	2,055
Total consumer	449,322	456,169	474,482

Commercial
U.S. commercial (5)	273,636	265,647	238,307
Commercial real estate (6)	58,060	57,199	49,446
Commercial lease financing	20,957	21,352	19,262
Non-U.S. commercial	92,872	91,549	84,842
Total commercial loans excluding loans accounted for under the fair value option	445,525	435,747	391,857
Commercial loans accounted for under the fair value option (4)	6,266	5,067	6,411
Total commercial	451,791	440,814	398,268
Total loans and leases (7)	$901,113	$896,983	$872,750

(1)	Includes pay option loans of $2.2 billion, $2.3 billion and $2.9 billion at March 31, 2016, December 31, 2015 and March 31, 2015, respectively. The Corporation no longer originates pay option loans.

(2)
Includes auto and specialty lending loans of $45.4 billion, $42.6 billion and $38.9 billion, unsecured consumer lending loans of $774 million, $886 million and $1.3 billion, U.S. securities-based lending loans of $39.2 billion, $39.8 billion and $36.6 billion, non-U.S. consumer loans of $3.7 billion, $3.9 billion and $4.0 billion, student loans of $547 million, $564 million and $611 million and other consumer loans of $1.0 billion, $1.0 billion and $743 million at March 31, 2016, December 31, 2015 and March 31, 2015, respectively.

(3)
Includes consumer finance loans of $538 million, $564 million and $646 million, consumer leases of $1.5 billion, $1.4 billion and $1.1 billion and consumer overdrafts of $154 million, $146 million and $120 million at March 31, 2016, December 31, 2015 and March 31, 2015, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $1.6 billion, $1.6 billion and $1.9 billion and home equity loans of $348 million, $250 million and $205 million at March 31, 2016, December 31, 2015 and March 31, 2015, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $2.6 billion, $2.3 billion and $2.0 billion and non-U.S. commercial loans of $3.7 billion, $2.8 billion and $4.5 billion at March 31, 2016, December 31, 2015 and March 31, 2015, respectively.

(5)	Includes U.S. small business commercial loans, including card-related products, of $12.9 billion, $12.9 billion and $13.2 billion at March 31, 2016, December 31, 2015 and March 31, 2015, respectively.

(6)
Includes U.S. commercial real estate loans of $54.5 billion, $53.6 billion and $46.7 billion and non-U.S. commercial real estate loans of $3.5 billion, $3.5 billion and $2.8 billion at March 31, 2016, December 31, 2015 and March 31, 2015, respectively.

(7)
Beginning in the first quarter of 2016, the Corporation classifies operating leases in other assets on the Consolidated Balance Sheet. For December 31, 2015 and March 31, 2015, $6.0 billion and $5.2 billion of operating leases were reclassified from loans and leases to other assets to conform to this presentation. Additionally, amounts related to these leases were reclassified from net interest income to other noninterest income and other general operating expense on the Consolidated Statement of Income.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	First Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$186,980	$24,939	$56,852	$4	$—	$790	$104,395
Home equity	75,328	42,616	5,319	4	303	25,080	2,006
U.S. credit card	87,163	84,207	2,956	—	—	—	—
Non-U.S. credit card	9,822	—	—	—	—	—	9,822
Direct/Indirect consumer	89,342	44,676	44,102	4	—	—	560
Other consumer	2,138	1,577	5	—	—	(1)	557
Total consumer	450,773	198,015	109,234	12	303	25,869	117,340

Commercial
U.S. commercial	270,511	16,783	26,227	182,544	40,503	9	4,445
Commercial real estate	57,271	22	2,342	48,908	5,889	—	110
Commercial lease financing	21,077	—	3	22,074	336	—	(1,336)
Non-U.S. commercial	93,352	1	62	71,014	22,252	—	23
Total commercial	442,211	16,806	28,634	324,540	68,980	9	3,242
Total loans and leases	$892,984	$214,821	$137,868	$324,552	$69,283	$25,878	$120,582

	Fourth Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$189,650	$21,156	$55,604	$5	$—	$831	$112,054
Home equity	77,109	43,035	5,500	4	235	26,380	1,955
U.S. credit card	88,623	85,602	3,020	—	—	—	1
Non-U.S. credit card	10,155	—	—	—	—	—	10,155
Direct/Indirect consumer	87,858	43,129	44,147	4	—	—	578
Other consumer	2,039	1,453	6	2	—	(1)	579
Total consumer	455,434	194,375	108,277	15	235	27,210	125,322

Commercial
U.S. commercial	261,727	16,729	25,114	175,111	40,326	12	4,435
Commercial real estate	56,126	23	2,222	48,521	5,228	—	132
Commercial lease financing	20,422	—	3	21,467	297	—	(1,345)
Non-U.S. commercial	92,447	(1)	223	69,471	22,749	1	4
Total commercial	430,722	16,751	27,562	314,570	68,600	13	3,226
Total loans and leases	$886,156	$211,126	$135,839	$314,585	$68,835	$27,223	$128,548

	First Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	Legacy Assets & Servicing	All Other
Consumer
Residential mortgage	$215,030	$11,151	$51,647	$7	$—	$920	$151,305
Home equity	84,915	45,331	6,112	4	197	31,467	1,804
U.S. credit card	88,695	85,577	3,117	—	—	—	1
Non-U.S. credit card	10,002	—	—	—	—	—	10,002
Direct/Indirect consumer	80,713	39,293	40,619	4	—	—	797
Other consumer	1,847	1,166	17	2	1	—	661
Total consumer	481,202	182,518	101,512	17	198	32,387	164,570

Commercial
U.S. commercial	234,907	17,035	22,572	156,137	34,747	24	4,392
Commercial real estate	48,234	28	1,908	42,163	3,951	—	184
Commercial lease financing	19,271	—	4	20,217	450	—	(1,400)
Non-U.S. commercial	83,555	—	133	65,764	17,255	—	403
Total commercial	385,967	17,063	24,617	284,281	56,403	24	3,579
Total loans and leases	$867,169	$199,581	$126,129	$284,298	$56,601	$32,411	$168,149

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	March 31 2016	December 31 2015	March 31 2015	March 31 2016	December 31 2015	March 31 2015
Diversified financials	$77,650	$79,496	$65,579	$124,704	$128,436	$111,306
Real estate (4)	62,867	61,759	57,930	87,438	87,650	78,357
Retailing	39,392	37,675	34,612	63,687	63,975	58,701
Capital goods	33,571	30,790	29,254	63,036	58,583	54,171
Healthcare equipment and services	37,555	35,134	31,636	62,650	57,901	49,022
Government and public education	46,030	44,835	42,894	54,303	53,133	51,066
Banking	44,939	45,952	46,539	51,163	53,825	51,732
Materials	23,511	24,012	24,586	45,321	46,013	46,503
Energy	21,849	21,257	22,174	43,494	43,811	45,416
Food, beverage and tobacco	19,561	18,316	17,100	39,535	43,164	35,083
Consumer services	25,381	24,084	21,987	39,232	37,058	34,094
Commercial services and supplies	21,643	19,552	18,473	33,761	32,045	30,623
Utilities	12,372	11,396	10,559	28,864	27,849	25,679
Transportation	19,753	19,369	18,050	27,355	27,371	25,655
Media	12,852	12,833	11,615	25,759	24,194	21,596
Technology hardware and equipment	6,362	6,337	5,158	23,777	24,734	14,125
Individuals and trusts	16,152	17,992	16,723	21,134	23,176	21,568
Pharmaceuticals and biotechnology	6,067	6,302	5,956	17,607	16,472	16,800
Software and services	8,256	6,617	5,542	16,882	18,362	15,052
Automobiles and components	4,952	4,804	5,203	11,317	11,329	10,479
Telecommunication services	5,038	4,717	3,991	11,290	10,645	10,407
Consumer durables and apparel	6,289	6,053	6,457	11,033	11,165	10,827
Insurance, including monolines	4,941	5,095	4,758	10,592	10,728	10,402
Food and staples retailing	4,504	4,351	3,812	9,330	9,439	7,482
Religious and social organizations	4,440	4,526	4,692	6,073	5,929	6,215
Other	5,820	6,309	7,249	10,971	15,510	12,704
Total commercial credit exposure by industry	$571,747	$559,563	$522,529	$940,308	$942,497	$855,065
Net credit default protection purchased on total commitments (5)				$(7,078)	$(6,677)	$(6,720)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $42.4 billion, $41.9 billion and $52.7 billion at March 31, 2016, December 31, 2015 and March 31, 2015, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $22.3 billion, $23.3 billion and $21.8 billion which consists primarily of other marketable securities at March 31, 2016, December 31, 2015 and March 31, 2015, respectively.

(2)
Total utilized and total committed exposure includes loans and letters of credit accounted for under the fair value option and are comprised of loans outstanding of $6.3 billion, $5.1 billion and $6.4 billion and issued letters of credit at notional value of $303 million, $290 million and $469 million at March 31, 2016, December 31, 2015 and March 31, 2015, respectively. In addition, total committed exposure includes unfunded loan commitments at notional value of $9.3 billion, $10.6 billion and $8.4 billion at March 31, 2016, December 31, 2015 and March 31, 2015, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)

	March 31 2016	December 31 2015
Less than or equal to one year	40%	39%
Greater than one year and less than or equal to five years	58	59
Greater than five years	2	2
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown in this table.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	March 31, 2016		December 31, 2015
Ratings (2, 3)	Net Notional (4)	Percent of Total	Net Notional (4)	Percent of Total
A	$(810)	11.4%	$(752)	11.3%
BBB	(3,272)	46.2	(3,030)	45.4
BB	(1,863)	26.3	(2,090)	31.3
B	(1,052)	14.9	(634)	9.5
CCC and below	(45)	0.6	(139)	2.1
NR (5)	(36)	0.6	(32)	0.4
Total net credit default protection	$(7,078)	100.0%	$(6,677)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection (purchased) sold.

(5)	NR is comprised of index positions held and any names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at March 31 2016	Hedges and Credit Default Protection (4)	Net Country Exposure at March 31 2016 (5)	Increase (Decrease) from December 31 2015
United Kingdom	$30,687	$14,715	$7,171	$4,020	$56,593	$(5,126)	$51,467	$(1,779)
Canada	5,917	6,720	2,159	3,054	17,850	(1,126)	16,724	1,992
Brazil	9,669	404	1,003	4,349	15,425	(213)	15,212	(438)
Japan	14,259	570	1,842	1,175	17,846	(3,207)	14,639	275
Germany	9,252	5,344	2,597	2,760	19,953	(5,769)	14,184	780
France	3,171	4,536	2,106	5,807	15,620	(4,869)	10,751	2,065
India	6,688	245	471	3,588	10,992	(253)	10,739	385
Australia	5,216	2,184	1,020	2,096	10,516	(309)	10,207	662
China	7,906	616	1,049	1,093	10,664	(627)	10,037	(437)
Hong Kong	5,828	255	871	577	7,531	(21)	7,510	(79)
South Korea	4,281	757	939	1,837	7,814	(628)	7,186	328
Netherlands	3,403	2,797	789	1,423	8,412	(1,697)	6,715	(919)
Switzerland	3,293	2,969	412	705	7,379	(1,425)	5,954	(309)
Mexico	3,283	1,102	246	1,061	5,692	(258)	5,434	380
Italy	3,470	967	875	976	6,288	(1,231)	5,057	(251)
Singapore	1,955	216	632	1,726	4,529	(36)	4,493	(236)
Turkey	3,297	117	83	31	3,528	(260)	3,268	128
United Arab Emirates	2,001	204	1,039	43	3,287	(64)	3,223	197
Israel	172	2,499	91	237	2,999	—	2,999	249
Spain	1,589	532	275	1,091	3,487	(766)	2,721	(342)
Total top 20 non-U.S. countries exposure	$125,337	$47,749	$25,670	$37,649	$236,405	$(27,885)	$208,520	$2,651

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $31.3 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $84.1 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	March 31 2016	December 31 2015	September 30 2015	June 30 2015	March 31 2015
Residential mortgage	$3,976	$4,803	$5,242	$5,985	$6,421
Home equity	3,244	3,337	3,429	3,563	3,759
Direct/Indirect consumer	26	24	25	26	28
Other consumer	1	1	1	1	1
Total consumer	7,247	8,165	8,697	9,575	10,209
U.S. commercial	1,236	867	836	869	680
Commercial real estate	91	93	108	126	132
Commercial lease financing	29	12	17	19	16
Non-U.S. commercial	165	158	56	80	79
	1,521	1,130	1,017	1,094	907
U.S. small business commercial	82	82	85	78	89
Total commercial	1,603	1,212	1,102	1,172	996
Total nonperforming loans and leases	8,850	9,377	9,799	10,747	11,205
Foreclosed properties (1)	431	459	537	818	896
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$9,281	$9,836	$10,336	$11,565	$12,101

Fully-insured home loans past due 30 days or more and still accruing	$8,207	$9,855	$10,467	$11,871	$12,743
Consumer credit card past due 30 days or more and still accruing	1,590	1,721	1,662	1,650	1,749
Other loans past due 30 days or more and still accruing	3,219	3,603	3,415	3,423	3,513
Total loans past due 30 days or more and still accruing (3, 5, 6)	$13,016	$15,179	$15,544	$16,944	$18,005

Fully-insured home loans past due 90 days or more and still accruing	$6,334	$7,150	$7,616	$8,917	$9,912
Consumer credit card past due 90 days or more and still accruing	820	865	799	828	883
Other loans past due 90 days or more and still accruing	193	235	203	195	173
Total loans past due 90 days or more and still accruing (3, 5, 6)	$7,347	$8,250	$8,618	$9,940	$10,968

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.43%	0.46%	0.48%	0.54%	0.57%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	1.04	1.10	1.18	1.32	1.40
Nonperforming loans and leases/Total loans and leases (7)	0.99	1.05	1.12	1.23	1.30

Commercial utilized reservable criticized exposure (8)	$18,577	$15,896	$13,028	$12,932	$11,901
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (8)	3.87%	3.38%	2.85%	2.92%	2.79%
Total commercial utilized criticized exposure/Commercial utilized exposure (8)	3.82	3.28	2.93	3.08	2.99

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally FHA-insured loans, that entered foreclosure of $1.4 billion, $1.4 billion, $1.3 billion, $1.3 billion and $1.2 billion at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	March 31 2016	December 31 2015	September 30 2015	June 30 2015	March 31 2015
Nonperforming loans held-for-sale	$265	$227	$274	$298	$344
Nonperforming loans accounted for under the fair value option	312	306	321	339	380
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	36	38	49	72	86

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $3 million, $24 million, $73 million, $42 million and $125 million at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively, and loans held-for-sale past due 90 days or more and still accruing of $0, $0, $0, $0 and $44 million at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively. At March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, there were $120 million, $127 million, $142 million, $141 million and $132 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $8.2 billion, $6.9 billion, $7.2 billion, $7.6 billion and $8.5 billion at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$8,165	$8,697	$9,575	$10,209	$10,819
Additions to nonperforming loans and leases:
New nonperforming loans and leases	951	1,027	1,029	1,424	1,469
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(133)	(214)	(262)	(289)	(253)
Sales	(823)	(314)	(447)	(542)	(371)
Returns to performing status (2)	(441)	(490)	(722)	(631)	(867)
Charge-offs (3)	(395)	(450)	(375)	(484)	(460)
Transfers to foreclosed properties	(77)	(91)	(101)	(112)	(128)
Total net reductions to nonperforming loans and leases	(918)	(532)	(878)	(634)	(610)
Total nonperforming consumer loans and leases, end of period	7,247	8,165	8,697	9,575	10,209
Foreclosed properties	421	444	479	553	632
Nonperforming consumer loans, leases and foreclosed properties, end of period	$7,668	$8,609	$9,176	$10,128	$10,841

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,212	$1,102	$1,172	$996	$1,113
Additions to nonperforming loans and leases:
New nonperforming loans and leases	697	456	205	419	287
Advances	9	8	11	15	2
Reductions to nonperforming loans and leases:
Paydowns	(120)	(133)	(145)	(103)	(110)
Sales	(6)	(27)	—	(65)	(16)
Return to performing status (5)	(47)	(32)	(47)	(27)	(24)
Charge-offs	(142)	(162)	(93)	(56)	(51)
Transfers to foreclosed properties	—	—	(1)	(7)	(205)
Total net additions (reductions) to nonperforming loans and leases	391	110	(70)	176	(117)
Total nonperforming commercial loans and leases, end of period	1,603	1,212	1,102	1,172	996
Foreclosed properties	10	15	58	265	264
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,613	$1,227	$1,160	$1,437	$1,260

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 36.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	First Quarter 2016		Fourth Quarter 2015		Third Quarter 2015		Second Quarter 2015		First Quarter 2015
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage (3)	$91	0.20%	$73	0.15%	$26	0.05%	$177	0.35%	$197	0.37%
Home equity	112	0.60	193	0.99	120	0.60	151	0.73	172	0.82
U.S. credit card	587	2.71	563	2.52	546	2.46	584	2.68	621	2.84
Non-U.S. credit card	45	1.85	46	1.78	47	1.83	51	2.03	44	1.80
Direct/Indirect consumer	34	0.15	29	0.13	25	0.12	24	0.11	34	0.17
Other consumer	48	9.07	54	10.63	57	11.21	33	7.00	49	10.88
Total consumer	917	0.82	958	0.84	821	0.71	1,020	0.87	1,117	0.95
U.S. commercial (4)	65	0.10	81	0.13	52	0.09	(1)	—	7	0.01
Commercial real estate	(6)	(0.04)	4	0.03	(10)	(0.08)	(4)	(0.03)	5	0.04
Commercial lease financing	(2)	(0.05)	1	0.02	3	0.07	—	—	5	0.11
Non-U.S. commercial	42	0.19	45	0.20	9	0.04	2	0.01	(2)	(0.01)
	99	0.09	131	0.13	54	0.05	(3)	—	15	0.02
U.S. small business commercial	52	1.64	55	1.68	57	1.72	51	1.56	62	1.90
Total commercial	151	0.14	186	0.17	111	0.11	48	0.05	77	0.08
Total net charge-offs	$1,068	0.48	$1,144	0.52	$932	0.43	$1,068	0.49	$1,194	0.56

By Business Segment and All Other
Consumer Banking	$753	1.41%	$753	1.41%	$715	1.37%	$726	1.44%	$806	1.64%
Global Wealth & Investment Management	5	0.01	20	0.06	17	0.05	17	0.05	18	0.06
Global Banking	104	0.13	137	0.17	53	0.07	(2)	—	6	0.01
Legacy Assets & Servicing	67	1.07	122	1.82	74	1.05	99	1.32	122	1.56
All Other	139	0.47	112	0.35	73	0.21	228	0.59	242	0.59
Total net charge-offs	$1,068	0.48	$1,144	0.52	$932	0.43	$1,068	0.49	$1,194	0.56

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.49, 0.53, 0.43, 0.50 and 0.58 for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $105 million, $82 million, $148 million, $290 million and $288 million for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.53, 0.55, 0.49, 0.63 and 0.70 for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

(3)
Includes charge-offs on nonperforming loan sales of $42 million for the three months ended March 31, 2016, and nonperforming loan sales recoveries and other recoveries of $8 million, $57 million, $22 million and $40 million for the three months ended December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

(4)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	March 31, 2016			December 31, 2015			March 31, 2015
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Residential mortgage	$1,312	10.87%	0.71%	$1,500	12.26%	0.80%	$2,426	17.74%	1.17%
Home equity	2,144	17.76	2.91	2,414	19.73	3.18	2,824	20.65	3.38
U.S. credit card	2,800	23.20	3.24	2,927	23.93	3.27	3,252	23.78	3.73
Non-U.S. credit card	253	2.10	2.54	274	2.24	2.75	343	2.51	3.55
Direct/Indirect consumer	200	1.66	0.22	223	1.82	0.25	282	2.06	0.34
Other consumer	49	0.40	2.24	47	0.38	2.27	52	0.38	2.79
Total consumer	6,758	55.99	1.51	7,385	60.36	1.63	9,179	67.12	1.94
U.S. commercial (3)	3,423	28.36	1.25	2,964	24.23	1.12	2,633	19.25	1.11
Commercial real estate	924	7.66	1.59	967	7.90	1.69	1,031	7.54	2.09
Commercial lease financing	133	1.10	0.63	164	1.34	0.60	150	1.10	0.61
Non-U.S. commercial	831	6.89	0.89	754	6.17	0.82	683	4.99	0.80
Total commercial (4)	5,311	44.01	1.19	4,849	39.64	1.11	4,497	32.88	1.15
Allowance for loan and lease losses	12,069	100.00%	1.35	12,234	100.00%	1.37	13,676	100.00%	1.58
Reserve for unfunded lending commitments	627			646			537
Allowance for credit losses	$12,696			$12,880			$14,213

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (2)		1.35%			1.37%			1.58%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (2, 5)		1.31			1.31			1.46
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		136			130			122
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		129			122			110
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (7)		2.81			2.70			2.82
Ratio of the allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Annualized net charge-offs (5, 7)		2.67			2.52			2.55
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		2.56			2.52			2.28

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $1.6 billion, $1.6 billion and $1.9 billion and home equity loans of $348 million, $250 million and $205 million at March 31, 2016, December 31, 2015 and March 31, 2015, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $2.6 billion, $2.3 billion and $2.0 billion and non-U.S. commercial loans of $3.7 billion, $2.8 billion and $4.5 billion at March 31, 2016, December 31, 2015 and March 31, 2015, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $8.2 billion, $6.9 billion and $8.5 billion at March 31, 2016, December 31, 2015 and March 31, 2015, respectively.

(3)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $480 million, $507 million and $533 million at March 31, 2016, December 31, 2015 and March 31, 2015, respectively.

(4)	Includes allowance for loan and lease losses for impaired commercial loans of $285 million, $217 million and $155 million at March 31, 2016, December 31, 2015 and March 31, 2015, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $622 million, $804 million and $1.3 billion at March 31, 2016, December 31, 2015 and March 31, 2015, respectively.

(6)
Allowance for loan and lease losses includes $4.1 billion, $4.5 billion and $5.5 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at March 31, 2016, December 31, 2015 and March 31, 2015, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 90 percent, 82 percent and 73 percent at March 31, 2016, December 31, 2015 and March 31, 2015, respectively.

(7)	Net charge-offs exclude $105 million, $82 million and $288 million of write-offs in the purchased credit-impaired loan portfolio at March 31, 2016, December 31, 2015 and March 31, 2015, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

In addition, the Corporation periodically reviews capital allocated to its businesses and allocates capital annually during the strategic and capital planning processes. We utilize a methodology that considers the effect of regulatory capital requirements in addition to internal risk-based capital models. The Corporation's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return both represent non-GAAP financial measures. Allocated capital is reviewed periodically and refinements are made based on multiple considerations that include, but are not limited to, risk-weighted assets measured under Basel 3 Standardized and Advanced approaches, business segment exposures and risk profile, and strategic plans. As part of this process, in 2016, the Corporation adjusted the amount of capital being allocated to its business segments.

See the tables below and on pages 41-43 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the three months ended March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$9,171	$9,756	$9,471	$10,461	$9,411
Fully taxable-equivalent adjustment	215	226	226	223	215
Net interest income on a fully taxable-equivalent basis	$9,386	$9,982	$9,697	$10,684	$9,626

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense	$19,512	$19,667	$20,513	$21,956	$20,914
Fully taxable-equivalent adjustment	215	226	226	223	215
Total revenue, net of interest expense on a fully taxable-equivalent basis	$19,727	$19,893	$20,739	$22,179	$21,129

Reconciliation of income tax expense to income tax expense on a fully taxable-equivalent basis
Income tax expense	$1,019	$1,511	$1,446	$2,084	$1,225
Fully taxable-equivalent adjustment	215	226	226	223	215
Income tax expense on a fully taxable-equivalent basis	$1,234	$1,737	$1,672	$2,307	$1,440

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Common shareholders' equity	$237,123	$234,851	$231,620	$228,780	$225,357
Goodwill	(69,761)	(69,761)	(69,774)	(69,775)	(69,776)
Intangible assets (excluding mortgage servicing rights)	(3,687)	(3,888)	(4,099)	(4,307)	(4,518)
Related deferred tax liabilities	1,707	1,753	1,811	1,885	1,959
Tangible common shareholders' equity	$165,382	$162,955	$159,558	$156,583	$153,022

Reconciliation of average shareholders' equity to average tangible shareholders' equity
Shareholders' equity	$260,317	$257,125	$253,893	$251,054	$245,744
Goodwill	(69,761)	(69,761)	(69,774)	(69,775)	(69,776)
Intangible assets (excluding mortgage servicing rights)	(3,687)	(3,888)	(4,099)	(4,307)	(4,518)
Related deferred tax liabilities	1,707	1,753	1,811	1,885	1,959
Tangible shareholders' equity	$188,576	$185,229	$181,831	$178,857	$173,409

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity
Common shareholders' equity	$238,434	$233,932	$233,632	$229,386	$227,915
Goodwill	(69,761)	(69,761)	(69,761)	(69,775)	(69,776)
Intangible assets (excluding mortgage servicing rights)	(3,578)	(3,768)	(3,973)	(4,188)	(4,391)
Related deferred tax liabilities	1,667	1,716	1,762	1,813	1,900
Tangible common shareholders' equity	$166,762	$162,119	$161,660	$157,236	$155,648

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity
Shareholders' equity	$262,776	$256,205	$255,905	$251,659	$250,188
Goodwill	(69,761)	(69,761)	(69,761)	(69,775)	(69,776)
Intangible assets (excluding mortgage servicing rights)	(3,578)	(3,768)	(3,973)	(4,188)	(4,391)
Related deferred tax liabilities	1,667	1,716	1,762	1,813	1,900
Tangible shareholders' equity	$191,104	$184,392	$183,933	$179,509	$177,921

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,185,498	$2,144,316	$2,153,006	$2,149,034	$2,143,545
Goodwill	(69,761)	(69,761)	(69,761)	(69,775)	(69,776)
Intangible assets (excluding mortgage servicing rights)	(3,578)	(3,768)	(3,973)	(4,188)	(4,391)
Related deferred tax liabilities	1,667	1,716	1,762	1,813	1,900
Tangible assets	$2,113,826	$2,072,503	$2,081,034	$2,076,884	$2,071,278

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	Third Quarter 2015	Second Quarter 2015	First Quarter 2015

Reconciliation of return on average allocated capital (1)

Consumer Banking
Reported net income	$1,785	$1,774	$1,763	$1,706	$1,461
Adjustment related to intangibles (2)	1	1	1	1	1
Adjusted net income	$1,786	$1,775	$1,764	$1,707	$1,462

Average allocated equity (3)	$60,261	$59,234	$59,231	$59,285	$59,295
Adjustment related to goodwill and a percentage of intangibles	(30,261)	(30,234)	(30,231)	(30,285)	(30,295)
Average allocated capital	$30,000	$29,000	$29,000	$29,000	$29,000

Global Wealth & Investment Management
Reported net income	$740	$616	$657	$689	$652
Adjustment related to intangibles (2)	3	3	3	3	3
Adjusted net income	$743	$619	$660	$692	$655

Average allocated equity (3)	$23,098	$22,115	$22,132	$22,106	$22,168
Adjustment related to goodwill and a percentage of intangibles	(10,098)	(10,115)	(10,132)	(10,106)	(10,168)
Average allocated capital	$13,000	$12,000	$12,000	$12,000	$12,000

Global Banking
Reported net income	$1,066	$1,378	$1,277	$1,251	$1,367
Adjustment related to intangibles (2)	—	—	—	—	—
Adjusted net income	$1,066	$1,378	$1,277	$1,251	$1,367

Average allocated equity (3)	$60,937	$58,938	$58,947	$58,978	$58,877
Adjustment related to goodwill and a percentage of intangibles	(23,937)	(23,938)	(23,947)	(23,978)	(23,877)
Average allocated capital	$37,000	$35,000	$35,000	$35,000	$35,000

Global Markets
Reported net income	$984	$178	$813	$799	$677
Adjustment related to intangibles (2)	2	2	4	2	2
Adjusted net income	$986	$180	$817	$801	$679

Average allocated equity (3)	$42,332	$40,338	$40,351	$40,379	$40,416
Adjustment related to goodwill and a percentage of intangibles	(5,332)	(5,338)	(5,351)	(5,379)	(5,416)
Average allocated capital	$37,000	$35,000	$35,000	$35,000	$35,000

For footnotes see page 43.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	First Quarter 2016	Fourth Quarter 2015	First Quarter 2015

Consumer Banking

Deposits
Reported net income	$814	$728	$536
Adjustment related to intangibles (2)	—	—	—
Adjusted net income	$814	$728	$536

Average allocated equity (3)	$30,417	$30,420	$30,424
Adjustment related to goodwill and a percentage of intangibles	(18,417)	(18,420)	(18,424)
Average allocated capital	$12,000	$12,000	$12,000

Consumer Lending
Reported net income	$971	$1,046	$925
Adjustment related to intangibles (2)	1	1	1
Adjusted net income	$972	$1,047	$926

Average allocated equity (3)	$29,844	$28,814	$28,870
Adjustment related to goodwill and a percentage of intangibles	(11,844)	(11,814)	(11,870)
Average allocated capital	$18,000	$17,000	$17,000

(1)	There are no adjustments to reported net income (loss) or average allocated equity for Legacy Assets & Servicing.

(2)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

(3)	Average allocated equity is comprised of average allocated capital plus capital for the portion of goodwill and intangibles specifically assigned to the business segment.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43